Exhibit 10.5

JOINDER TO INTERCREDITOR AGREEMENT

RELATING TO

SERIES 2024-A SENIOR SECURED STORM RECOVERY BONDS –

SWEPCO STORM RECOVERY FUNDING LLC

This JOINDER TO INTERCREDITOR AGREEMENT (this “Joinder”), dated as of December 18, 2024, is entered into by each of the following Persons, in its capacity(ies) specified below (each, an “Additional Party”), AEP CREDIT, INC., a Delaware limited liability company (the “Receivables Buyer”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Receivables Purchasers and as Control Agent under the Intercreditor Agreement (in such capacities, the “Agent”):

●	Southwestern Electric Power Company, a Delaware corporation, as a “Company”, “Securitization Property Servicer” and “Receivables Sub-Servicer”;

●	SWEPCO Storm Recovery Funding LLC, a Louisiana limited liability company, as a “Bond Issuer”; and

●	U.S. Bank Trust Company, National Association, a national banking association, not in its individual capacity but solely in its capacity as an “Indenture Trustee”.

Reference is made to the Intercreditor Agreement, dated as of September 7, 2022, as amended and restated as of December 9, 2024 (the “Intercreditor Agreement”), by and among the Receivables Buyer, the Agent, each Company from time to time party thereto, each Bond Issuer from time to time party thereto and each Indenture Trustee from time to time party thereto. The defined terms contained in the Intercreditor Agreement are incorporated herein.

Each Additional Party hereby agrees (a) to become a party to the Intercreditor Agreement for all purposes thereof on the terms set forth therein in the capacity specified above; (b) to be bound by the terms of the Intercreditor Agreement as if such Additional Party had executed and delivered the Intercreditor Agreement as an original party thereto in such capacity; (c) the “Agency Agreement”, “Commission”, “Indenture”, “Purchase Agreement”, “Sale Agreement”, “Securitization Property”, “Securitization Charges” and “Servicing Agreement” specified on Schedule 1 to this Joinder shall constitute an Agency Agreement, Commission, Indenture, Purchase Agreement, Sale Agreement, Securitization Property, Securitization Charges and Servicing Agreement, respectively, for all purposes under the Intercreditor Agreement; and (d) any communications, including notices and instructions, with respect to such Additional Party may be given at the address for such Additional Party specified on Schedule 1 hereto.

The Indenture Trustee as an Additional Party under this Intercreditor Agreement and pursuant to Section 16 of the Intercreditor Agreement, is entitled to all the rights, benefits, protection, immunities, and indemnities afforded to it under the Indenture.

The provisions of Section 9 (Governing Law; Jurisdiction; Waiver of Jury Trial) of the Intercreditor Agreement will apply with like effect to this Joinder.

IN WITNESS WHEREOF, the parties have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOUTHWESTERN ELECTRIC POWER COMPANY, as a Company, a Securitization Property Servicer and a Receivables Sub-Servicer

By:
Name:
Title:

SWEPCO STORM RECOVERY FUNDING LLC, as a Bond Issuer

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as an Indenture Trustee

By:
Name: Matthew M. Smith
Title: Vice President

AEP CREDIT, INC., as Receivables Buyer

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Control Agent

By:
Name:
Title:

Signature Page to

Joinder to Intercreditor Agreement

(SWEPCO Storm Recovery Funding LLC)

Schedule 1 to Joinder

Company, Securitization Property Servicer and Receivables Sub-Servicer	Southwestern Electric Power Company

Notice Address	One Riverside Plaza Columbus, Ohio 43215 Attention: Treasurer Telephone: (614) 716-1000 Email: Treasury_Operations_AEP@aep.com

Bond Issuer	SWEPCO Storm Recovery Funding LLC

Notice Address	428 Travis Street Shreveport, Louisiana 71101 Attention: VP Regulatory & Finance Telephone: (318) 673-3075 Email: Treasury_Operations_AEP@aep.com

Indenture Trustee	U.S. Bank Trust Company, National Association

Notice Address	190 S. LaSalle Street, 7th Floor
Chicago, Illinois 60603
Attention: Corporate Trust Services / SWEPCO Storm Recovery Funding LLC
Telephone: (312) 332-7496
Email: matthew.smith2@usbank.com; melissa.rosal@usbank.com and maryann.turbak@usbank.com

Agency Agreement	Third Amended and Restated Agency Agreement, dated as of August 25, 2004, by and between Receivables Buyer and the Company, as amended, restated or modified from time to time

Commission	Louisiana Public Service Commission (including any governmental authority succeeding to the duties of such agency)

Financing Order	The Financing Order U-36174-B issued on July 3, 2024 (Docket No. U-36174), by the Louisiana Commission pursuant to the Securitization Law.

Indenture	Indenture, dated as of December 18, 2024, by and between the Bond Issuer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, as amended, restated or modified from time to time

Purchase Agreement	Third Amended and Restated Purchase Agreement, dated as of August 25, 2004, by and between Receivables Buyer and the Company, as amended, restated or modified from time to time

Sale Agreement	Storm Recovery Property Purchase and Sale Agreement, dated as of December 18, 2024, by and between the Bond Issuer and the Company, as amended, restated or modified from time to time

Securitization Act	The “Louisiana Electric Utility Storm Recovery Securitization Act,” as amended, codified at La. R.S. 45:1226-1240.

Securitization Charges	The “Storm Recovery Charges” (as defined in La. R.S. 45:1227(15) of Title 45 of the Louisiana Revised Statutes) approved by the Commission in the Financing Order

Schedule 1 to Joinder

Securitization Property

“Storm Recovery Property” (as defined in the Indenture), including the “storm recovery property” as defined in La. R.S. 45:1227(17) of Title 45 of the Louisiana Revised Statutes that is established by the Financing Order

Servicing Agreement	Storm Recovery Property Servicing Agreement, dated as of December 18, 2024, by and between the Bond Issuer and the Company, as amended, restated or modified from time to time

Schedule 1 to Joinder